Exhibit 99

                            BFC Financial Corporation
                    Financial Statements of Subsidiaries Not
              Consolidated and Fifty Percent or Less Owned Persons



The annual report on Form 10-K for the fiscal year ended December 31, 1997 of BankAtlantic Bancorp, Inc. is incorporated herein by reference.